Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of Made in USA Inc. (the “Company”) on Form 10-Q for the period ending August 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Adam Reiser, Chief Executive Officer, certify, in the capacity and on the date indicated below, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 13, 2026

/s/ Adam Reiser
Adam Reiser Chief Executive Officer (Principal Executive Officer)